Supplement to the
Fidelity Advisor® Equity Income Fund
Class A, Class M, Class C, Class I, and Class Z
January 29, 2025
Summary Prospectus

Reorganization. The Board of Trustees of Fidelity Advisor Series I has unanimously approved an Agreement and Plan of Reorganization ("Agreement") between Fidelity Advisor® Equity Income Fund and Fidelity® Equity Dividend Income Fund pursuant to which Fidelity Advisor® Equity Income Fund would be reorganized on a tax-free basis with and into Fidelity® Equity Dividend Income Fund.
Each fund seeks a yield from dividend and interest income which exceeds the composite dividend yield on securities comprising the S&P 500® Index. In addition, consistent with the primary objective of obtaining dividend and interest income, each fund will consider the potential for achieving capital appreciation.
As a result of the Reorganization, shareholders of each class of Fidelity Advisor® Equity Income Fund will receive shares of the corresponding class of Fidelity® Equity Dividend Income Fund.
The Agreement provides for the transfer of all of the assets of Fidelity Advisor® Equity Income Fund in exchange for corresponding shares of Fidelity® Equity Dividend Income Fund equal in value to the net assets of Fidelity Advisor® Equity Income Fund and the assumption by Fidelity® Equity Dividend Income Fund of all of the liabilities of Fidelity Advisor® Equity Income Fund. After the exchange, Fidelity Advisor® Equity Income Fund will distribute the Fidelity® Equity Dividend Income Fund shares to its shareholders pro rata, in liquidation of Fidelity Advisor® Equity Income Fund. As a result, shareholders of Fidelity Advisor® Equity Income Fund will become shareholders of Fidelity® Equity Dividend Income Fund (these transactions are collectively referred to as the "Reorganization").
Shareholders of Fidelity Advisor® Equity Income Fund will receive a combined information statement and prospectus containing more information with respect to the Reorganization, and a summary of the Board's considerations in approving the Agreement.
The Reorganization, which does not require shareholder approval, is expected to take place on or about June 6, 2025. The Reorganization is expected to be a tax-free transaction. This means that neither Fidelity Advisor® Equity Income Fund nor its shareholders will recognize any gain or loss as a direct result of the Reorganization.
Effective after the close of business on the business day prior to the Reorganization, new positions in the fund may no longer be opened. Existing shareholders may continue to hold their shares and purchase additional shares through the reinvestment of dividend and capital gain distributions until the fund's Reorganization takes place.
In connection with the Reorganization, an information statement/prospectus that will be included in a registration statement on Form N-14 will be filed with the Securities and Exchange Commission. After the registration statement is filed with the SEC, it may be amended or withdrawn and the information statement/prospectus will not be distributed to shareholders of Fidelity Advisor® Equity Income Fund unless and until the registration statement becomes effective. Shareholders should read the information statement/prospectus, which contains important information about the Reorganization, when it becomes available. For a free copy of the information statement/prospectus, please contact Fidelity at 1-877-208-0098. The information statement/prospectus will also be available on the Securities and Exchange Commission's website (www.sec.gov).
EPI-SUSTK-0125-107 1.9881448.107	January 29, 2025